Quarterly Report
January 31, 2025
MFS®  Utilities Fund
MMU-Q1

Portfolio of Investments
1/31/25 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Energy - Renewables – 1.8%
EDP Renovaveis S.A.	4,704,093	$43,920,625
Natural Gas - Distribution – 2.1%
Atmos Energy Corp.	363,367	$51,783,431
China Resources Gas Group Ltd.	465,600	1,580,503
		$53,363,934
Telecommunications - Wireless – 5.3%
Cellnex Telecom S.A.	1,610,712	$53,852,681
Rogers Communications, Inc.	651,522	17,895,729
SBA Communications Corp., REIT	305,999	60,453,163
		$132,201,573
Telephone Services – 0.5%
Hellenic Telecommunications Organization S.A.	863,864	$13,084,119
Utilities - Electric Power – 87.3%
Alliant Energy Corp.	1,259,680	$74,169,958
Ameren Corp.	1,267,326	119,382,109
American Electric Power Co., Inc.	831,057	81,742,767
CenterPoint Energy, Inc.	580,616	18,910,663
Constellation Energy	680,868	204,246,783
Dominion Energy, Inc.	1,976,755	109,887,810
DTE Energy Co.	1,014,012	121,559,759
E.ON SE	1,297,125	15,367,180
Edison International	1,333,277	71,996,958
Enel S.p.A.	8,193,030	58,194,489
Energias de Portugal S.A.	7,482,581	23,566,736
Equatorial Energia S.A.	1,298,700	6,700,115
National Grid PLC	4,253,202	51,715,047
NextEra Energy, Inc.	3,876,750	277,420,230
PG&E Corp.	9,595,291	150,166,304
Pinnacle West Capital Corp.	513,698	44,671,178
Portland General Electric Co.	849,220	34,936,911
PPL Corp.	3,007,026	101,036,074
Public Service Enterprise Group, Inc.	524,010	43,775,795
RWE AG	2,305,682	71,470,405
Sempra Energy	1,421,764	117,906,889
Southern Co.	1,093,455	91,795,547
SSE PLC	2,349,606	47,436,662
Vistra Corp.	664,585	111,670,218
Xcel Energy, Inc.	1,847,092	124,124,582
		$2,173,851,169
Utilities - Water – 1.5%
Companhia de Saneamento Basico do Estado de Sao Paulo	368,300	$5,959,930
United Utilities Group PLC	1,527,207	19,335,121
Veolia Environnement S.A.	420,432	11,982,204
		$37,277,255
Total Common Stocks		$2,453,698,675

Portfolio of Investments (unaudited) – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Rights – 0.0%
Utilities - Electric Power – 0.0%
Equatorial Energia S.A. (a)	BRL 26	2/13/25	4,451	$3,618

Mutual Funds (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 4.41% (v)	23,212,410	$23,217,053

Other Assets, Less Liabilities – 0.6%		14,220,628
Net Assets – 100.0%		$2,491,139,974
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $23,217,053 and $2,453,702,293, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
Derivative Contracts at 1/31/25
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EUR	15,123,858	USD	15,519,846	UBS AG	4/16/2025	$223,636
GBP	6,184,089	USD	7,523,699	Goldman Sachs International	4/16/2025	142,193
USD	12,807,040	CAD	18,421,126	BNP Paribas S.A.	4/16/2025	92,903
						$458,732
Liability Derivatives
USD	29,520,175	EUR	28,536,852	Barclays Bank PLC	4/16/2025	$(185,830)
USD	84,000,111	EUR	81,307,662	Deutsche Bank AG	4/16/2025	(638,720)
USD	28,000,949	EUR	27,102,554	HSBC Bank	4/16/2025	(211,994)
USD	55,980,217	EUR	54,205,108	State Street Corp.	4/16/2025	(445,671)
USD	78,835,871	GBP	64,702,566	State Street Corp.	4/16/2025	(1,370,435)
						$(2,852,650)
At January 31, 2025, the fund had cash collateral of $2,190,000 to cover any collateral or margin obligations for certain derivative contracts.
See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

Supplemental Information
1/31/25 (unaudited)
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(1) Investment Valuations
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk).

Supplemental Information (unaudited) – continued
Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as forward foreign currency exchange contracts. The following is a summary of the levels used as of January 31, 2025 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$2,011,637,129	$—	$—	$2,011,637,129
United Kingdom	—	118,486,830	—	118,486,830
Germany	86,837,585	—	—	86,837,585
Portugal	23,566,736	43,920,625	—	67,487,361
Italy	—	58,194,489	—	58,194,489
Spain	—	53,852,681	—	53,852,681
Canada	17,895,729	—	—	17,895,729
Greece	13,084,119	—	—	13,084,119
Brazil	12,663,663	—	—	12,663,663
Other Countries	1,580,503	11,982,204	—	13,562,707
Investment Companies	23,217,053	—	—	23,217,053
Total	$2,190,482,517	$286,436,829	$—	$2,476,919,346
Other Financial Instruments
Forward Foreign Currency Exchange Contracts – Assets	$—	$458,732	$—	$458,732
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,852,650)	—	(2,852,650)
For further information regarding security characteristics, see the Portfolio of Investments.
(2) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers for the period ended January 31, 2025:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$12,668,528	$97,146,060	$86,599,945	$539	$1,871	$23,217,053
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$267,210	$—
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